UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported): June 6, 2008
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                    EXCELLENCY INVESTMENT REALTY TRUST, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Maryland                  000-50675                20-8635424
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(State or Other Jurisdiction       (Commission             (IRS Employer
     of Incorporation)             File Number)          Identification No.)

                           245 Park Avenue, 39th Floor
                               New York, NY 10167
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (212) 792-4040
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01.    Change in Registrant's Certifying Accountant.

     Effective as of June 6, 2008, Excellency Investment Realty Trust, Inc. (the "Company") dismissed Weinberg & Company, P.A. as its independent registered public accounting firm. The decision to change accountants was approved by the Company's Board of Directors on June 5, 2008.

     Prior to the dismissal of Weinberg & Company, the firm performed the audit of the Company's financial statements for the two years ended December 31, 2007 and 2006. In connection with such review, there were no disagreements with Weinberg & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Weinberg & Company, would have caused it to make reference to the matter in connection with its reports. In addition, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-B.

     The Company made the contents of this Current Report available to Weinberg & Company and requested it to furnish a letter addressed to the SEC as to whether Weinberg & Company agrees or disagrees with, or wishes to clarify the Company's expression of, its views, or containing any additional information. A copy of Weinberg & Company's letter to the SEC is included as Exhibit 16.1 to this Current Report.

     As of June 6, 2008, McElravy, Kinchen & Associates, P.C. was engaged as the Company's new independent registered public accountants. During the Company's two most recent fiscal years, and the subsequent interim periods through June 6, 2008 (the date of engagement of McElravy, Kinchen & Associates), the Company did not consult McElravy, Kinchen & Associates regarding either: (a) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-B.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

 Exhibit No.      Description
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   16.1        Letter from Weinberg & Company, P.A.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     EXCELLENCY INVESTMENT REALTY TRUST, INC.
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                                                    (Registrant)



Date:  June 12, 2008                 By:  /s/ David Mladen
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                                          David Mladen
                                          President and Chief Executive Officer



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